OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

OPPENHEIMER ROCHESTER® ARIZONA MUNICIPAL FUND

OPPENHEIMER ROCHESTER® MARYLAND MUNICIPAL FUND

OPPENHEIMER ROCHESTER® MASSACHUSETTS MUNICIPAL FUND

OPPENHEIMER ROCHESTER® MICHIGAN MUNICIPAL FUND

OPPENHEIMER ROCHESTER® NORTH CAROLINA MUNICIPAL FUND

OPPENHEIMER ROCHESTER® OHIO MUNICIPAL FUND

OPPENHEIMER ROCHESTER® VIRGINIA MUNICIPAL FUND

Supplement dated December 1, 2017 to the Summary Prospectus

This supplement amends the summary prospectus of each of the above referenced funds (each, with respect to its liquidation discussed below, a “Fund,” and together, the “Funds”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the summary prospectus and retain it for future reference.

On November 29, 2017, the Board of Trustees of the Funds, upon the recommendation of the Funds’ investment adviser, OFI Global Asset Management, Inc., approved a plan to liquidate each Fund (the “Liquidation”), such Liquidation to take place on or about a date as specified in the chart below (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. Effective as of the close of the New York Stock Exchange on January 12, 2018, the Fund will no longer accept new investments, except that existing shareholders can continue to purchase in the following types of retirement plans: defined contribution plans including 401(k) (including “Single K”) and 403(b) custodial plans; pension and profit sharing plans; defined benefit plans; and SIMPLE IRAs and SEP IRAs. In addition, existing shareholders of the Fund can continue to make purchases through dividend and capital gain reinvestments. Notwithstanding the foregoing, effective February 9, 2018, no further purchases in the Fund will be accepted, as the Fund prepares for the Liquidation.

The Fund reserves the right, in its discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Date. Redemption orders received in proper form as described in the Fund’s prospectus after the close of the New York Stock Exchange on January 12, 2018 will not be subject to any contingent deferred sales charges or other sales charges imposed by the Fund, except that shares held through a broker-dealer or other financial intermediary, such as omnibus accounts, may be subject to sales charges in accordance with the protocols of the financial intermediary.

It is expected that immediately following the Liquidation, the cash proceeds of the Liquidation will be distributed to shareholders of the Fund in complete redemption of their shares, after all charges, taxes, expenses and liabilities of the Fund have been paid or accounted for; and for certain retirement accounts, any proceeds will generally be automatically invested in an Oppenheimer money market fund, subject to any operational requirements of a particular shareholder account. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be considered a taxable event like any other redemption of shares. Shareholders should consult with their tax advisors for more information about the tax consequences of the Liquidation to them, including any federal, state, local, foreign or other tax consequences. Shareholders of the Fund in a tax-advantaged retirement plan or account may also be subject to additional tax consequences as a result of the Liquidation. These shareholders should also consult with their tax advisors, as well as their plan administrator or service provider, for information regarding options that may potentially be available to them to avoid being liquidated out of their retirement plan or account.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the Liquidation, the Fund may deviate from its investment objectives and strategies between now and the Liquidation Date. With respect to Oppenheimer Global Multi Strategies Fund, it is intended that Fund shareholders that are other Oppenheimer mutual funds, which collectively hold a majority of the Fund’s shares as of the date of this supplement, will redeem their shares in a manner intended, consistent with the investment adviser’s fiduciary duty to such other Oppenheimer funds, to mitigate adverse effects on other Fund shareholders. With respect to Oppenheimer Rochester Arizona Municipal Fund, Oppenheimer Rochester Maryland Municipal Fund, Oppenheimer Rochester Massachusetts Municipal Fund, Oppenheimer Rochester Michigan Municipal Fund, Oppenheimer Rochester North Carolina Municipal Fund, Oppenheimer Rochester Ohio Municipal Fund, and Oppenheimer Rochester Virginia Municipal Fund, the Fund must declare and distribute to its shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. Therefore, as portfolio investments are disposed of in an orderly manner in anticipation of the Fund’s Liquidation, dividends and other distributions will begin to vary month by month, instead of being paid at a consistent monthly level.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth in the prospectus under “Selling Shares,” as it may be supplemented. Shareholders who wish to avoid being liquidated out of the Oppenheimer funds altogether may also exchange their shares prior to the Liquidation Date for shares of another Oppenheimer fund, subject to minimum investment account requirements and other restrictions on exchanges as described in the prospectus under “The Oppenheimer Exchange Privilege,” as it may be supplemented. Any such redemption or exchange of Fund shares for shares of another fund will generally be considered a taxable event for federal income tax purposes, except exchanges in a tax-advantaged retirement plan or account. Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the Liquidation and the distribution of such shareholders’ redemption proceeds.

The Liquidation Date for each Fund is as follows:

Oppenheimer Global Multi-Alternatives Fund	March 9, 2018
Oppenheimer Global Multi Strategies Fund	March 16, 2018
Oppenheimer Rochester Maryland Municipal Fund Oppenheimer Rochester Virginia Municipal Fund	March 23, 2018
Oppenheimer Rochester Arizona Municipal Fund Oppenheimer Rochester Michigan Municipal Fund	April 27, 2018
Oppenheimer Rochester Massachusetts Municipal Fund Oppenheimer Rochester North Carolina Municipal Fund Oppenheimer Rochester Ohio Municipal Fund	May 18, 2018

Each of the dates noted above is subject to change.

The prospectus for each Fund is revised as follows:

The following is added to the section titled “Principal Risks”:

Investments in Money Market Instruments. The Fund may invest in money market instruments. Money market instruments are short-term, U.S. dollar-denominated debt instruments issued or guaranteed by domestic and foreign corporations and financial institutions, the U.S. government, its agencies and instrumentalities and other entities. Money market instruments include certificates of deposit, commercial paper, repurchase agreements, treasury bills, certain asset-backed securities and other short term debt obligations that have a final maturity, as defined under rules under the Investment Company Act of 1940, of 397 days or less. They may have fixed, variable or floating interest rates. Money market instruments are subject to certain risks, including the risk that an issuer of an obligation that the Fund holds might have its credit rating downgraded or might default on its obligations, or that interest rates might rise sharply, causing the value of the Fund’s investments to fall.

December 1, 2017	PS0000.180